1 April 23, 2021 Burkenroad Reports

Disclaimer 2 This presentation contains certain statements that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements. Forward-looking statements, such as the statements regarding our expectations with respect to the impact of COVID-19, sources and uses of cash, the pursuit of terrestrial spectrum authorities globally, future increases in our revenue and profitability and other statements contained in this release regarding matters that are not historical facts, involve predictions. Any forward-looking statements made in this presentation are believed to be accurate as of the date made and are not guarantees of future performance. Actual results or developments may differ materially from the expectations expressed or implied in the forward-looking statements, and we undertake no obligation to update any such statements. Additional information on factors that could influence our financial results is included in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Agenda I. Operational & Financial Update II. Spectrum Update III. Appendix 3

Presenters Dave Kagan Chief Executive Officer 4 David Kagan serves as CEO of Globalstar. His extensive and uniquely applicable experience ranges from serving as Chief Financial Officer and Vice President of ICG Satellite Services to Vice President of Finance and Treasurer at Norwegian Cruise Line Ltd, where he led a $1 billion refinancing which resulted in repositioning the company for strong growth. Prior to re-joining Globalstar as President and COO in December 2017, Kagan was the COO of SpeedCast International Limited. He served as President of ITC Global, a premier global VSAT satellite services provider from August 2014 through September 2015. He was also the President and CEO of Globe Wireless from June 2011 through January 2014 when it was sold to Inmarsat PLC. Prior to Globe Wireless, for nearly twelve years, Kagan provided his leadership and expertise in his role as President and Chief Executive Officer of Maritime Telecommunications Network, a major satellite services provider to the cruise, yachting, and maritime markets. His accomplishments include forming a joint venture with ATT to enable mobile phone usage (voice, data, and texting) on the worlds cruise fleet as well as driving a successful turn-around of the company throughout his 12 years of leadership. Kagan holds a Masters Degree of Business Administration from Florida Atlantic University. He earned his Bachelor of Arts in both Finance and Marketing at the University of South Florida, Tampa.

Confidential Operational & Financial Update

Globalstar Today OVERVIEW KEY FIGURES • Globalstar, Inc. (NYSE American: GSAT) is a leading global provider of mobile satellite and IoT connectivity services and terrestrial spectrum ‒ Multifaceted investment opportunity – Cash flow driven by legacy services allows the Company to focus on SPOT, Commercial IoT and terrestrial spectrum • Positive financial trajectory in core business and improved capital structure • Significant asset value with satellite network and licensed spectrum assets • First terrestrial spectrum lease agreement signed in 2020, Qualcomm chipset inclusion 2021 (1) As of 12/31/2020. (2) 0.95 MHz shared with Iridium Satellite Communications. (3) Reflects primary transmit message coverage. 6 NETWORK(3) 340+ Employees across 12 countries 745k Total subscribers(1) 31% 2020 Adj. EBITDA growth vs. 2017 $1.3bn Investment in second-generation satellite network Ideal for Low Data Rate IoT data services REVENUE GROWTH SPECTRUM S-Band Satellite: 16.5 MHz (3GPP Band 53) US Terrestrial Auth: 11.5 MHz ROW: 16.5 MHz L-Band 8.725 MHz(2) C-Band 339 MHz ($ in millions) 7% ’15-20 CAGR $90 $97 $113 $130 $132 $128 2015 2016 2017 2018 2019 2020

Duplex SPOT Commercial IoT Engineering Services & Other Terrestrial Spectrum Building Multifaceted Investment Opportunity (1) Based on composition of 2020 total revenue (2) Illustration of expected composition of future total revenue (not to scale) GLOBALSTAR TODAY (1) GLOBALSTAR FUTURE (2) Duplex SPOT Commercial IoT Engineerin g Services & Other Terrestrial Spectrum

Globalstar Satellite Constellation

SECOND-GENERATION CONSTELLATION OVERVIEW

- Launched 24 second-generation Low Earth Orbit ("LEO") satellites between 2010 and 2013
- Architecture features 8 planes with 3 satellites each providing 70°S to 70°N latitude coverage
- User links in S- and L-band with gateway comms in C-band
- Available ground spare and remaining in-orbit first-gen supplementing second-gen satellites
- Seamless handoffs between gateways and increased transmission speeds in second-generation ground infrastructure
- Bent-pipe architecture enables on ground technology upgrade capabilities

BENEFITS OF GLOBALSTAR'S SYSTEM

- Mid-Band Spectrum for Mobility
- Massive Available System Capacity
- High-Quality Voice Quality
- Low Latency - Eliminates Perceptible Voice Delay
- Coverage Across ~85% of Earth's Surface(1)
- Allows for Personal User Sized Devices

HOW DOES THE NETWORK WORK?



C-Band
(6875-7055 MHz)
C-Band
(5091-5250 MHz)
S-Band
(2483.5-2500 MHz)
L-Band
(1610-1618.725 MHz)
PSTN
Internet
Gateways
Mobile Earth Devices

SECOND-GENERATION SATELLITE DIAGRAM



C-Band TX Antenna
IRES
C-Band RX Antenna
TX Antenna (S-Band)
8 Beams
TX Antenna (S-Band)
10 Beams
RX LB Antenna
TTC Antenna
CSS
FSS
CSS

IRES: Earth Sensor
CSS, FSS: Star Sensors
TTC: Tracking, Telemetry and Control
TX: Transmit
RX: Receive

(1) Reflects satellite's ability to provide coverage. Does not imply that Globalstar has appropriate licenses to operate in all countries.

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Globalstar Product Overview

Commercial IoT						Consumer / SPOT			Voice & Data / Duplex
STX-3	SmartOne C	SmartOne Solar	ST-100	ST-150	2-Way Board	SPOT Trace	SPOT X	SPOT Gen4	GSP 1700 Phone
				Under development	Under development				
• Company's smallest M2M satellite transmitter • Integrated by VARs and OEMs into M2M solutions	• Tracking of assets • Line powered or battery powered • Utilizes motion sensors and GPS to gather and transmit telemetry data	• Tracking of assets • Solar power recharges batteries providing 8+ years of usable service • Bluetooth capabilities for indoor tracking • ATEX and Intrinsically Safe certifications	• Latest satellite transmitter designed for rapid development by 3rd party companies • Low costs, reliable, complete one-way data module • Battery and solar connections • Bluetooth technology	• Currently under development, expected launch in late 2021 • Functionality of ST-100 with finished product form factor • Partner-friendly apps and infrastructure • Board development refreshed from ground up	• Currently under development, expected launch in first half 2022 • Competitively positioned in all product specifications • Ability to track and control assets	• Tracking of assets beyond terrestrial coverage • Anti-theft device • Quick, easy, and inexpensive attachment to assets for both commercial and consumer applications	• Two-way messaging with SPOT tracking and emergency capabilities • Keyboard functionality • Send and receive SMS • Only fully integrated (single device) two-way messaging device on market • Bluetooth technology • Available in Jeep special edition device	• Next generation SPOT Satellite GPS Messenger • More tracking features with enhanced mapping interface • Improved product specs for water resistance • Available in Jeep special edition device	• Full voice / data capabilities • GSP-1700 - commercial / government market • Highest quality voice service
Monthly ARPU: $3 Avg. Subs: 414k						Monthly ARPU: $14 Avg. Subs: 268k			Monthly ARPU: $56 Avg. Subs: 50k

[dashed box] Products Launched in 2020

SPOT family of products has sold nearly 1 million and resulted in over 7,500 "rescues"

Note: ARPU and subscriber figures represent the average for the full year 2020.

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9

Multiple Well-Developed Distribution Channels • Constellation • Spectrum • Gateways DIRECT TO CONSUMER PARTNERSHIP SALES Globalstar Paths to Market VALUE ADDED RESELLERS INDEPENDENT GATEWAY OPERATORS Commentary Resulting Blue-Chip Customer Base • Diverse customer base with no single customer contributing more than 10% of revenue • Established relationships with key resellers and retailers • New products designed for growing IoT use cases • Working closely with Nokia around Private wireless deployments 10

Profitable, Growing and Diverse Core Business (1) Represents service revenue CAGR from 2015-2020. (2) Represents average revenue composition from 2016-2020 11 Commentary ‒ Commercial IoT – 14% 5-Year CAGR(1) o Success in rapidly growing heavy industrial applications; success curtailed by oil and gas downturn o Further upside potential from future “two-way” IoT terminals ‒ Consumer / SPOT – 7% 5-Year CAGR(1) o Revenue growth fueled by the addition of higher- ARPU two-way messaging product o Sub growth from promotions and flexible pricing ‒ Voice & Data / Duplex – 4% 5-Year CAGR(1) o Product offerings refocused on phone devices 7% ($ in millions) Historical Revenue 2020 Total Revenue by Business Type Higher % of Recurring Service Revenue than Peers(2) Service Equipment Other $128 million ’15 – 20 CAGR $74 $83 $98 $111 $114 $113 $16 $14 $14 $19 $18 $15 $90 $97 $113 $130 $132 $128 2015 2016 2017 2018 2019 2020 Service Revenue Equipment Revenue 28% 43% 17% 12% Voice & Data / Duplex Consumer / SPOT Commercial IoT IGO / Engineering 87% 13% 79% 17% 5% 58% 42%

39% Low Data Rate Satcom IoT Opportunity (1) Per NSR. (2) Does not imply that Globalstar has appropriate licenses to operate in all countries. 12 Key Opportunities for GlobalstarWorldwide Satellite IoT Market Growth(1) 40% 15% 15% 14% 11% 5% $1.5 billion $2.5 billion Key Opportunities Illustrative Use Cases 20 27 E A nn ua l M ar ke t O pp or tu ni ty S iz e(1) $2 71 m m Connected Oil Field • Tracking location of various field assets • Tank level monitoring • Leak detection and pipeline integrity • Remote monitoring of pumps & compression equipment • Flow, pressure and temperature monitoring at the well head • Safety & ELD compliance in Oil Field Services Utilities / Smart Grid • Remote monitoring of renewable generation assets • Remote monitoring of propane tank levels • Connectivity for smart meters • Leak detection and pipeline integrity for gas utilities • Fleet management for utility companies $4 2m m Connected Agriculture • Monitoring remote equipment for irrigation, feeding / watering, security • Monitoring animal location and health • Remote farm equipment telematics, location monitoring and geofencing $1 .0 9b n Fleet Management & Telematics • Location tracking / geofencing • Remote monitoring of fuel levels, oil life, engine alarms and excessive vibration • Predictive maintenance Today 2027 Projected North America MEA Asia Europe LatAm Marit ime Globalstar coverage reaches >90% of market opportunity(2) Globalstar is well positioned for success in key IOT verticals with material capacity available

COVID-19 Impact 13 Financial and Operational Impact ◦ We evaluated the impact of COVID-19 on our financial statements, liquidity position and business operations. ◦ The primary effects of COVID-19 include the accommodation of certain customer pricing concessions and lower demand for certain products and services, particularly from retail customers and those that operate in the oil and gas market. ◦ While the full extent and duration of the impact is unknown, we expect a continuation of this lower demand, particularly from Commercial IoT customers, which are concentrated in the oil and gas industry. Additionally, the Company continues to operate with a predominantly remote workforce, manage a supply chain sourcing predominantly from China, and engage with international regulators remotely to advance the terrestrial spectrum authorization process. ◦ The estimated impact of COVID-19 on our financial statements during 2020 was generally offset by higher revenue from other areas of the business not effected by the pandemic. Response ◦ E-commerce promotions to drive retail sales • Significant turnaround in online sales and activations following store re-openings in the summer of 2020, ultimately activating a record number of SPOT subscribers in each quarter since then, and this momentum has continued into 2021. ◦ Evaluation of product profitability • To offset the impact of COVID-19 on our financial results, we are focused on streamlining operations to focus our resources on producing and selling the most profitability products. ◦ Relief under the Coronavirus Aid, Relief, and Economic Security Act (the "CARES" Act) ◦ We received a $5.0 million loan in April 2020 under the Payroll Protection Program, which the Company expects to be forgiven; we are also deferring payment of social security taxes and pursuing the Employee Retention Tax Credit program. ◦ Improve processes to reduce costs • By leveraging technology tools (i.e. Dell Boomi, Power BI), we continue to automate manual processes and reduce the need for manual labor. These initiatives have also focused on improving customer experience.

ARPU Historical Financial Overview AVERAGE SUBSCRIBERS ADJUSTED EBITDA CAPEX ($ in millions) 2% ($ in millions) (in thousands) ($) 20% 14 $34.96 $43.29 $52.45 $58.33 $56.33 $11.69 $13.25 $14.98 $14.93 $14.44 $2.78 $2.91 $3.16 $3.54 $3.45 2016 2017 2018 2019 2020 $21 $32 $41 $38 $42 2016 2017 2018 2019 2020 $18 $12 $13 $13 $15 2016 2017 2018 2019 2020 ’16– 20 CAGR ’16– 20 CAGR

Current Capitalization Table (1) Basic shares outstanding presented as of 12/31/2020 share balance plus 115.0 million shares of common stock issued during the first quarter of 2021 related to the exercise of Second Lien Facility Agreement warrants (2) Reflects debt and cash balances as of 12/31/2020 (3) First Lien Facility Agreement balance presented as of 12/31/2020 balance less proceeds from exercise of Second Lien Facility Agreement warrants; total proceeds of $47.3 million used to pay down debt balance during 2021 15 ($ in millions except per share values) Share Price (as of 4/21/2021) $0.89 Basic Shares Outstanding (1) 1,789.7 Market Capitalization $1,592.8 Cash and cash equivalents $13.3 Restricted cash 54.7 Total Cash (2) $68.0 Debt Agreements (2) First Lien Facil ity Agreement (3) $139.7 Second Lien Facil ity Agreement 230.6 8.00% Convertible New Notes 1.4 PPP Loan 5.0 Total Debt Outstanding $376.6 Total Enterprise Value $1,901.4

Confidential Spectrum Update

Overview of Globalstar's Global Spectrum Holdings

Spectrum Band	Holdings (in MHz)	Current Satellite Use	Geography	Terrestrial Authorization Status
S-Band (2.4 GHz)	11.5 (2483.5 – 2495)	Terminal Downlink	U.S., Brazil and Canada	Terrestrial Authorization Obtained
	16.5 (2483.5 – 2500)	Terminal Downlink	Seven African Nations	Terrestrial Authorization Obtained
	16.5 (2483.5 – 2500)	Terminal Downlink	Rest of World	Proceedings / diligence initiated in various jurisdictions
C-Band (5.1 GHz and 6.9 GHz)	59 (5091 – 5150)	Gateway Uplink	Global	Potential for future 5G or IoT development
	100 (5150 – 5250)	Gateway Uplink	Global	Satellite Use
L-Band (1.6 GHz)	8.725 (1610-1618.725)	Terminal Uplink	Global	Future Opportunity

Near Term → Longer Term

Globalstar has developed its Band 53 (S-band) spectrum into a deployable resource with partners like Nokia and Airspan. Globalstar's C-band and L-band spectrum present further optionality from an investment perspective. Pursuing private wireless and carrier opportunities and believe carrier opportunities will take hold as Globalstar has recently become a part of the Qualcomm ecosystem.

Globalstar 17

Globalstar International Terrestrial Status

Globalstar is seeking terrestrial authority over its entire S-band spectrum in multiple jurisdictions worldwide. Company has already initiated diligence efforts and / or regulatory procedures in countries representing a combined population of 1.8 billion.

~731 million POPs; ***~9.2 billion MHz-POPs*** *Terrestrial Authority Obtained (U.S., Brazil, South Africa, Kenya, Canada, Mozambique, Rwanda, Botswana, Gabon, & Namibia)* (2)	+	***~1.1 billion POPs;*** ***~17.6 billion MHz-POPs*** *Proceedings / diligence initiated in international jurisdictions*	=	***~1.8 billion POPs;*** ***~26.8 billion MHz-POPs*** *Pro forma POPs / MHz-POPs*



Terrestrial Authority Obtained

Potential for Terrestrial Authority

(1) Terrestrial authority in U.S., Canada and Brazil is over 11.5 MHz. Further, authority over South Africa, Botswana, Rwanda, Gabon, Mozambique, Kenya and Namibia is over 16.5 MHz.
(2) Process in international jurisdictions to include the request for approval of 16.5 MHz including 2495-2500 MHz.

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Band 53 Opportunities

Commercialization Opportunities



Private Wireless

- Secure proprietary wireless networks tailored for enterprise, transportation, or government use cases
- Band 53 represents a rare swath of nation-wide licensed spectrum not controlled by wireless operators



Inside Out Wireless

- Opportunity for fiber-fed homes to create new, inside out wireless networks
- Modest penetration can achieve great coverage and substantial offload of the macro network
- Leverages existing infrastructure



Other Carrier Deployments

- Some geographies may look to utilize Band 53/n53 from their traditional macro networks
- Depends on power restrictions

Rapidly Growing Private LTE Opportunity

2023 Private LTE Addressable Market(1)



Connected Factory
Globalstar Addressable Market
Smart Transportation
$4
$23
$119 billion
$59
$15
Mining / Oil & Gas
Utilities / Smart Grid
Value-Added
System Apps
Network Services
Enablement

Private LTE Trial Ongoing



Private LTE's Role in IoT
Things
Operational Technology
Private LTE
Information Technologies
Operational Assets
Logistics Assets
Sensors & Actuators
Edge Nodes
Network Infrastructure
Cloud IT
On-Premises IT

(1) Per Harbor Research 2017 analysis.

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Confidential Appendix

EBITDA Reconciliation

(US $ in millions)	2016	2017	2018	2019	2020
Net Income (Loss)	$ (132.6)	$ (89.1)	$ (6.5)	$ 15.3	$ (109.6)
	-	-	-	-	-
Interest income and expense, net	36.0	34.8	43.6	62.5	48.4
Derivative (gain) loss	41.5	(21.2)	(81.1)	(145.1)	(2.9)
Income tax expense (benefit)	(6.5)	0.2	0.1	0.5	0.7
Depreciation, amortization, and accretion	77.4	77.5	90.4	95.8	96.8
EBITDA	**$ 15.7**	**$ 2.2**	**$ 46.5**	**$ 29.0**	**$ 33.4**
Reduction in the value of inventory	-	0.8	-	0.4	0.7
Reduction in the value of assets	0.4	17.0	-	1.1	0.4
Non-cash compensation	5.4	5.6	7.4	6.2	5.8
Foreign exchange and other	0.4	2.9	3.1	0.2	1.6
Debt refinancing third party costs	-	-	-	5.2	1.1
Revenue recognized related to terminated contract	-	-	-	-	(2.9)
Non-cash settlement of pension plan	-	-	-	0.5	2.1
Non-cash adjustment to international operations	-	-	-	0.9	-
Merger and shareholder litigation costs (recovery)	-	-	10.8	(1.8)	-
Gain on legal settlement	-	-	(6.8)	(0.1)	-
Change to estimated impact upon adoption of ASC 606	-	-	-	(3.9)	-
Revision to contract termination charge	-	-	(20.5)	-	-
Loss on extinguishment of debt	-	6.3	-	-	-
Gain on equity issuance	(2.4)	(2.7)	-	-	-
Legal settlement paid in stock	1.1	-	-	-	-
Adjusted EBITDA [(1)]	**$ 20.5**	**$ 32.2**	**$ 40.6**	**$ 37.8**	**$ 42.2**

1) EBITDA represents earnings before interest, income taxes, depreciation, amortization, accretion and derivative (gains)/losses. Adjusted EBITDA excludes non-cash compensation expense, reduction in the value of assets, foreign exchange (gains)/losses, and certain other non-recurring charges as applicable. Management uses Adjusted EBITDA in order to manage the Company's business and to compare its results more closely to the results of its peers. EBITDA and Adjusted EBITDA do not represent and should not be considered as alternatives to GAAP measurements, such as net income/(loss). These terms, as defined by us, may not be comparable to similarly titled measures used by other companies. The Company uses Adjusted EBITDA as a supplemental measurement of its operating performance. The Company believes it best reflects changes across time in the Company's performance, including the effects of pricing, cost control and other operational decisions. The Company's management uses Adjusted EBITDA for planning purposes, including the preparation of its annual operating budget. The Company believes that Adjusted EBITDA also is useful to investors because it is frequently used by securities analysts, investors and other interested parties in their evaluation of companies in similar industries. As indicated, Adjusted EBITDA does not include interest expense on borrowed money or depreciation expense on our capital assets or the payment of income taxes, which are necessary elements of the Company's operations. Because Adjusted EBITDA does not account for these expenses, its utility as a measure of the Company's operating performance has material limitations. Because of these limitations, the Company's management does not view Adjusted EBITDA in isolation and also uses other measurements, such as revenues and operating profit, to measure operating performance.

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Proven Leadership with Track Record of Execution

	Name and Title	Prior Experience
Key Management Members	**David Kagan** *CEO*	• Rejoined Globalstar as President and COO in December 2017 • Former COO of SpeedCast International; President of ITC Global; President and CEO of Globe Wireless • President and CEO of Maritime Telecommunications Network
	Rebecca Clary *VP, CFO*	• Manager with PricewaterhouseCoopers in its audit services practice • Certified Public Accountant
	Tim Taylor *VP of Finance, Business Ops. & Strategy*	• Partner, Thermo Companies • Associate in M&A group at Brown Brothers Harriman
	Kyle Pickens *VP of Strategy and Communications*	• Partner, Thermo Companies • Partner of Steelhead Partners • Board Member of Pivotal Commware, Recon Dynamics and ARES North America. Advisor to Aervivo
	L. Barbee Ponder IV *General Counsel and VP of Regulatory Affairs*	• Named General Counsel and VP of Regulatory Affairs in 2010 • Previously served as Senior Regulatory Counsel for BellSouth Corporation
	Wen Doong *Senior VP of Engineering & Operations*	• Joined Globalstar in 1996, holding multiple positions in engineering and operations • Has 30 years of experience in the satellite sector
	Jim Kilfeather *VP, Emerging Technologies*	• Joined Globalstar with in-depth technical and business credentials • Experience across multiple satellite programs in government and commercial space including at Inmarsat, Orbital Sciences, SkyBitz, Verizon and the US Air Force Space Command
Board of Directors	**James Monroe III** *Executive Chairman Since 2004*	• Company CEO from 2005 to 2009 and 2011 to 2018 • Majority owner of Thermo Companies since the founding in 1984
	William Hasler *Independent Director Since 2009*	• Serves as director of Ataraxis Biosciences and Rubicon • Served as Vice Chairman of KPMG Peat Marwick and former CEO of Aphton • SRC Member
	James Lynch *Director Since 2003*	• Partner, Thermo Companies; has served as a Managing Director of Thermo Capital since 2001 • Serves as the Executive Chairman of FiberLight
	Keith Cowan *Minority Director Since 2018*	• Serves as CEO of Cowan Consulting • Former President of Strategic Planning at Sprint • SRC Member
	Ben Wolff *Minority Director Since 2018*	• Serves as Chairman and CEO of Sarcos Robotics • Former CEO, President, and Chairman of ICO Global Communications • Co-founded Clearwire Corporation (CEO, President, and Co-Chairman) • SRC Member
	Michael Lovett *Independent Director Since 2018*	• Has served as Managing Partner of Eagle River Partners since 2012 • Formerly served as CEO and President of Charter Communications
	Tim Taylor *Director Since 2018*	• SRC Member • (see above)

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